PROPERTY AND EQUIPMENT, NET (Tables)	12 Months Ended
Dec. 31, 2013
Property and Equipment, Net

Property and equipment was comprised of the following at December 31, 2013 and 2012:

	2013	2012
	(in millions)
Land	$20	$20
Buildings and leasehold improvements	693	620
Equipment	639	728
Computer software	1,396	1,145

	2,748	2,513
Accumulated depreciation	(1,530)	(1,415)

Property and equipment, net	$1,218	$1,098